Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED DATA

The following tables present the unaudited pro forma condensed consolidated data of GWG, after giving effect to the Initial Transfer assuming it had occurred on January 1, 2017. This unaudited pro forma condensed consolidated data was prepared using the equity method of accounting. GWG has determined that the equity method is appropriate because GWG’s ownership of Beneficient exceeds the applicable minimum threshold but GWG does not meet the control provision requiring consolidation (in each case, as determined under applicable accounting principles). Under this method, GWG will initially record, at cost, its investment in Beneficient as an asset. Thereafter, GWG’s proportionate share of Beneficient’s earnings attributable to common unitholders, and any distributions therefrom, will be reflected in the carrying value of GWG’s investment in Beneficient. The unaudited pro forma condensed consolidated data is based on the historical consolidated financial statements of GWG after giving effect to the completion of the Initial Transfer and the assumptions and adjustments described in the notes to the unaudited pro forma condensed consolidated data below. The unaudited pro forma adjustments, which GWG believes are reasonable under the circumstances, have been made solely for the purpose of providing the unaudited pro forma condensed consolidated data. The unaudited pro forma adjustments are preliminary and based upon available information and certain assumptions described in the notes to the unaudited pro forma condensed consolidated data.

The information presented below should be read in conjunction with the historical consolidated financial statements and related notes of GWG filed with the Securities and Exchange Commission. The unaudited pro forma condensed consolidated data is presented solely for informational purposes and is not necessarily indicative of the financial position or results of operations that might have been achieved had the Initial Transfer been completed as of January 1, 2017, nor is it meant to be indicative of any anticipated future financial position or results of operations that GWG will experience after the Initial Transfer.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

	June 30, 2018
	Consolidated GWG Holdings, Inc.	Pro Forma Adjustments Initial Transfer - Beneficient		Pro Forma Consolidated GWG Holdings, Inc.

ASSETS
Cash and cash equivalents	$124,444,804	$50,000,000	[b]	$174,444,804
Restricted cash	6,651,309			6,651,309
Investment in life insurance policies, at fair value	726,063,244			726,063,244
Life insurance policy benefits receivable	27,035,000			27,035,000
Equity method investment in Beneficient	-	40,323,487	[a]	40,323,487
Commercial Loan receivable from Beneficient	-	200,000,000	[a]	200,000,000
Exchangeable Note receivable from Beneficient	-	162,911,379	[a]	162,911,379
Other assets	10,841,567			10,841,567
TOTAL ASSETS	$895,035,924	$453,234,866		$1,348,270,790

LIABILITIES AND STOCKHOLDERS’ EQUITY
LIABILITIES
Senior credit facility with LNV Corporation	$180,630,553	$-		$180,630,553
L Bonds	518,788,942			518,788,942
Seller Trust L Bonds	-	403,234,866	[a]	403,234,866
Accounts payable	2,626,283			2,626,283
Interest and dividends payable	16,936,725			16,936,725
Other accrued expenses	4,031,070			4,031,070
TOTAL LIABILITIES	723,013,573	403,234,866		1,126,248,439

STOCKHOLDERS’ EQUITY:
Redeemable Preferred Stock	88,997,278			88,997,278
Series 2 Redeemable Preferred Stock	131,704,423			131,704,423
Series B Convertible Preferred Stock	-	50,000,000	[b]	50,000,000
Common stock (par value $0.001)	5,813			5,813
Additional paid-in capital	-			-
Accumulated deficit	(48,685,163)			(48,685,163)
TOTAL STOCKHOLDERS’ EQUITY	172,022,351	50,000,000		222,022,351

TOTAL LIABILITIES & EQUITY	$895,035,924	$453,234,866		$1,348,270,790

Notes:

[a]	Reflects GWG issuance of $403.2 million of Seller Trust L Bonds in exchange for 4,032,349 MLP Units in Beneficient at $10.00/unit, a $200.0 million Commercial Loan receivable and an $162.9 million Exchangeable Note receivable from Beneficient.
[b]	Cash received of $50,000,000 for issuance of 5,000,000 shares of GWG’s Series B Convertible Preferred Stock at $10.00 per share. The Series B shares convert into 5,000,000 shares of GWG common stock at $10.00 per share at the Final Closing.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

	Six Months Ended June 30, 2018
	Consolidated GWG Holdings, Inc.	Pro Forma Adjustments Initial Transfer - Beneficient		Pro Forma Consolidated GWG Holdings, Inc.
REVENUE
Gain on life insurance policies, net	$37,208,495	$-		$37,208,495
Interest income – Commercial Loan	-	5,000,000	1b	5,000,000
Interest income – Exchangeable Note	-	10,100,505	1c	10,100,505
Interest and other income	1,648,125	-		1,648,125
TOTAL REVENUE	38,856,620	15,100,505		53,957,125

EXPENSES
Interest expense	33,211,187	15,121,307	1d	48,332,494
Employee compensation and benefits	6,978,368	-		6,978,368
Legal and professional fees	2,329,357	-		2,329,357
Other expenses	5,573,354	-		5,573,354
TOTAL EXPENSES	48,092,266	15,121,307		63,213,573

INCOME (LOSS) BEFORE INCOME TAXES	(9,235,646)	(20,802)		(9,256,448)
INCOME TAX EXPENSE (BENEFIT)	-	189,091	1e	189,091

NET INCOME (LOSS) BEFORE EQUITY IN NET EARNINGS OF INVESTEE	(9,235,646)	(209,893)		(9,445,539)

Equity in net earnings of investee	-	678,738	1a	678,738

NET INCOME (LOSS)	(9,235,646)	468,845		(8,766,801)

Preferred stock dividends	8,042,971	-		8,042,971
NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(17,278,617)	$468,845		$(16,809,772)

NET LOSS PER SHARE
Basic	$(2.97)			$(2.89)
Diluted	$(2.97)			$(2.89)

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	5,813,555			5,813,555
Diluted	5,813,555			5,813,555

Notes for Unaudited Pro Forma Condensed Consolidated Statement of Operations:

1a) Equity in net earnings of investee

Description of pro forma condensed consolidated statement of operations for The Beneficient Company Group, L.P.

The Beneficient Company Group, L.P. (along with its subsidiaries, collectively “Beneficient”) is a holding company of capital and financial services companies. Beneficient commenced its commercial operations on September 1, 2017, on and after which the company and MHT Financial, L.L.C. (“MHT Financial”) consummated agreements to finance the economic rights to several portfolios of alternative assets (collectively, the “Formation Transactions”). The primary closing condition of those agreements consisted of MHT Financial entering into a Purchase and Sale Agreement with owners of alternative asset funds (family offices, fund-of-funds, and institutions, collectively the “Sellers”) for the acquisition of a portfolio of alternative assets (“Exchange Portfolio”) and the subsequent contribution of the Exchange Portfolio by MHT Financial to certain exchange trusts (“Exchange Trusts”) in exchange for common units of Beneficient of a like value.

Through the Formation Transactions described above, a third party institutional investor held an indirect interest in all or substantially all of the outstanding common units of Beneficient through the Exchange Trusts. On May 31, 2018, the limited liability company agreement of Beneficient Management, L.L.C. (“BMLLC”), a Delaware limited liability company and the general partner of Beneficient, was amended and certain proxies were granted that reduced certain rights of Beneficient’s founder, including removing the right to appoint a majority of the board of directors, finalizing a change-of-control event. Beneficient applied pushdown accounting under ASC 805-50-25-8 due to the acquisition of BMLLC.

The unaudited pro forma information of Beneficient is presented for illustrative purposes only and is not necessarily indicative of the results of operations that would have been reported if such Formation Transactions and Initial Transfer had been completed as presented in the unaudited pro forma information of Beneficient, nor is it necessarily indicative of Beneficient’s future results of operations. The pro forma adjustments and the assumptions on which they are based are described in the accompanying notes.

The unaudited pro forma condensed consolidated statement of operations of Beneficient is based on, and should be read in conjunction with, the historical consolidated financial statements and the related notes thereto of Beneficient as of June 1, 2018 and for the five months ended May 31, 2018, and for the years ended December 31, 2017 and 2016.

The following table sets forth summary unaudited pro forma condensed consolidated statement of operations of Beneficient for the period indicated. As of September 1, 2017, Beneficient’s initial Formation Transaction closed. Beneficient had no significant continuing operations prior to September 1, 2017. The unaudited pro forma condensed consolidated statement of operations of Beneficient assumes the Formation Transactions closed and the Initial Transfer occurred on January 1, 2017.

Unaudited pro forma condensed consolidated statement of operations of Beneficient for the six months ended June 30, 2018

	Six Months Ended June 30, 2018
	Consolidated Beneficient	Beneficient Pro Forma Adjustments (Formation Transactions)		Beneficient Pro Forma Adjustments (Effects of Initial Transfer)		Pro Forma Consolidated Beneficient
Net interest, fee, and dividend income after provision for loan losses	$44,054,778	$-		$(15,100,505	) (a)	$28,954,273
Total non-interest revenues	10,280,481	-		-		10,280,481
Total interest and non-interest revenues, net	54,335,259	-		(15,100,505)		39,234,754
Total non-interest expenses	21,113,954	(5,647,272)	(b),(c)	(845,427	) (d)	14,621,255
Income (loss) from continuing operations before income taxes	33,221,305	5,647,272		(14,255,078)		24,613,499
Income tax expense (benefit)	-	-		-		-
Income (loss) from continuing operations	$33,221,305	$5,647,272		$(14,255,078)		$24,613,499

Allocation of Income for Equity Earnings:
Allocation of Income (loss) to Redeemable Noncontrolling Interest						16,434,344	(e)
Allocation of Income (loss) to Noncontrolling Interest (within Equity)						4,317,504
Allocation to Class A Common Equity						3,861,651
Income (loss) from continuing operations						24,613,499

Total number of Class A Common Equity Units						22,941,878
Class A Common Equity owned by GWG Holdings, Inc.						4,032,349
Class A Common Equity owned by GWG Holdings, Inc. as a % of Total Class A Common Equity Units						17.58%
Equity Earnings (Loss) for GWG from Class A Common Equity						$678,738

Notes to unaudited pro forma condensed consolidated statement of operations of Beneficient for the six months ended June 30, 2018

(a)	Pro forma interest expense adjustment totaling $15,010,505 is assumed for the six months ended June 30, 2018, consisting of: 1) a pro forma interest expense adjustment of $5,000,000, calculated using the 5.0% rate defined in the Commercial Loan Agreement entered into on August 10, 2018, and 2) a pro forma interest expense adjustment of $10,100,505, calculated using the 12.4% rate defined in the Exchangeable Note entered into on August 10, 2018.

(b)	Non-interest expenses include a pro forma adjustment for amortization of certain intangibles. Amortization expense adjustments are $2,686,245 for the five months ended May 31, 2018. Amortization for the month of June 2018 is recorded within the actual results.

(c)	Non-interest expenses include a pro forma adjustment to eliminate $8,333,517 of Beneficient’s transaction costs in connection with the Formation Transactions and the change-of-control event for BMLLC resulting in Beneficient applying pushdown accounting.

(d)	Non-interest expenses include a pro forma adjustment to eliminate $845,427 of Beneficient’s transaction costs in connection with the execution of the Master Agreement.

(e)

In connection with the Transaction, Beneficient has provided to GWG a non-binding letter of intent to amend the governing documents to implement a limit on the quarterly preferred return to be paid to NPC-A unitholders, subject to certain conditions, including consent of all NPC-A unitholders and the Final Closing under the Master Agreement. The limitation would be based on the annualized sum of: (1) total interest, fee, and dividend income and (2) total non-interest revenues (“Total Revenue”) and would be assessed on a quarter-by-quarter basis. The lowest limitation of 1% would be applied at an annualized Total Revenue less than or equal to $80 million, and the limitation increases by 1% based on certain bands, up to 5% for annualized Total Revenue less than or equal to $140 million, at which point the limitation would be lifted. The assumed rate for the period presented based on the application of this limitation is 3%.  The actual rate for such period, without giving effect to this limitation, was 7.8%.

1b) Pro forma adjustment for interest income on $200 million Commercial Loan with Beneficient under the Commercial Loan Agreement entered into August 10, 2018. The Commercial Loan has an annual interest rate of 5.0%.

1c) Pro forma adjustment for interest income on $162.9 million Exchangeable Note with Beneficient issued in the Initial Transfer. The Exchangeable Note has an annual interest rate of 12.4%.

1d) Pro forma adjustment for interest expense on $403.2 million L Bonds issued to Seller Trusts in connection with GWG’s investment in Beneficient. The Seller Trust L Bonds have an annual interest rate of 7.5%

1e) Effects of investment transactions reflected at GWG’s gross tax rate of 28.74% for 2018. For clarity of presentation, GWG did not attempt to reflect the potential pro forma impact of a corresponding valuation allowance adjustment.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

	Year Ended December 31, 2017
	(Audited) Consolidated GWG Holdings, Inc.	Pro Forma Adjustments Initial Transfer - Beneficient		Pro Forma Consolidated GWG Holdings, Inc.
REVENUE
Gain on life insurance policies, net	$62,114,403	$-		$62,114,403
Interest income – Commercial Loan	-	10,000,000	1b	10,000,000
Interest income – Exchangeable Note	-	20,201,011	1c	20,201,011
Interest and other income	2,019,515	-		2,019,515
TOTAL REVENUE	64,133,918	30,201,011		94,334,929

EXPENSES
Interest expense	54,419,444	30,242,615	1d	84,662,059
Employee compensation and benefits	14,869,749	-		14,869,749
Legal and professional fees	5,095,643	-		5,095,643
Other expenses	12,478,676	-		12,478,676
TOTAL EXPENSES	86,863,512	30,242,615		117,106,127

INCOME (LOSS) BEFORE INCOME TAXES	(22,729,594)	(41,604)		(22,771,198)
INCOME TAX EXPENSE (BENEFIT)	(2,097,371)	663,089	1e	(1,434,282)

NET INCOME (LOSS) BEFORE EQUITY IN NET EARNINGS OF INVESTEE	(20,632,223)	(704,693)		(21,336,916)

Equity in net earnings of investee	-	1,680,073	1a	1,680,073

NET INCOME (LOSS)	(20,632,223)	975,381		(19,656,842)

Preferred stock dividends	12,702,341	-		12,702,341
NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(33,334,564)	$975,381		$(32,359,183)

NET LOSS PER SHARE
Basic	$(5.72)			$(5.55)
Diluted	$(5.72)			$(5.55)

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	5,826,033			5,826,033
Diluted	5,826,033			5,826,033

Notes for Unaudited Pro Forma Condensed Consolidated Statement of Operations:

1a) Equity in net earnings of investee

Description of pro forma condensed consolidated statement of operations for The Beneficient Company Group, L.P.

The Beneficient Company Group, L.P. (along with its subsidiaries, collectively “Beneficient”) is a holding company of capital and financial services companies. Beneficient commenced its commercial operations on September 1, 2017, on and after which the company and MHT Financial, L.L.C. (“MHT Financial”) consummated agreements to finance the economic rights to several portfolios of alternative assets (collectively, the “Formation Transactions”). The primary closing condition of those agreements consisted of MHT Financial entering into a Purchase and Sale Agreement with owners of alternative asset funds (family offices, fund-of-funds, and institutions, collectively the “Sellers”) for the acquisition of a portfolio of alternative assets (“Exchange Portfolio”) and the subsequent contribution of the Exchange Portfolio by MHT Financial to certain exchange trusts (“Exchange Trusts”) in exchange for common units of Beneficient of a like value.

Through the Formation Transactions described above, a third party institutional investor held an indirect interest in all or substantially all of the outstanding common units of Beneficient through the Exchange Trusts. On May 31, 2018, the limited liability company agreement of Beneficient Management, L.L.C. (“BMLLC”), a Delaware limited liability company and the general partner of Beneficient, was amended and certain proxies were granted that reduced certain rights of Beneficient’s founder, including removing the right to appoint a majority of the board of directors, finalizing a change-of-control event. Beneficient applied pushdown accounting under ASC 805-50-25-8 due to the acquisition of BMLLC.

The unaudited pro forma information of Beneficient is presented for illustrative purposes only and is not necessarily indicative of the results of operations that would have been reported if such Formation Transactions and Initial Transfer had been completed as presented in the unaudited pro forma information of Beneficient, nor is it necessarily indicative of Beneficient’s future results of operations. The pro forma adjustments and the assumptions on which they are based are described in the accompanying notes.

The unaudited pro forma condensed consolidated statement of operations of Beneficient is based on, and should be read in conjunction with, the historical consolidated financial statements and the related notes thereto of Beneficient as of June 1, 2018 and for the five months ended May 31, 2018, and for the years ended December 31, 2017 and 2016.

The following table sets forth summary unaudited pro forma condensed consolidated statement of operations of Beneficient for the period indicated. As of September 1, 2017, Beneficient’s initial Formation Transaction closed. Beneficient had no significant continuing operations prior to September 1, 2017. These pro forma condensed consolidated statements of operations of Beneficient assume the Formation Transactions closed and the Initial Transfer occured on January 1, 2017.

Unaudited pro forma condensed consolidated statement of operations of Beneficient for the year ended December 31, 2017

	Year Ended December 31, 2017
	Audited Consolidated Beneficient	Beneficient Pro Forma Adjustments (Formation Transactions)		Beneficient Pro Forma Adjustments (Effects of Initial Transfer)		Pro Forma Consolidated Beneficient
Net interest, fee, and dividend income after provision for loan losses	$16,801,965	$53,634,819	(a),(b),(c),(d)	$(30,201,011	) (c)	$40,235,773
Total non-interest revenues	6,542,813	13,756,928	(e),(f)	-		20,299,741
Total interest and non-interest revenues, net	23,344,778	67,391,747		(30,201,011)		60,535,514
Total non-interest expenses	15,698,623	4,412,868	(g),(h)	(260,544	) (i)	19,850,947
Income (loss) from continuing operations before income taxes	7,646,155	62,978,879		(29,940,467)		40,684,567
Income tax expense (benefit)	800	-		-		800
Income (loss) from continuing operations	$7,645,355	$62,978,879		$(29,940,467)		$40,683,767

Allocation of Income for Equity Earnings:
Allocation of Income (loss) to Redeemable Noncontrolling Interest						21,912,459	(j)
Allocation of Income (loss) to Noncontrolling Interest (within Equity)						9,212,601
Allocation to Class A Common Equity						9,558,707
Income (loss) from continuing operations						40,683,767

Total number of Class A Common Equity Units						22,941,878
Class A Common Equity owned by GWG Holdings, Inc.						4,032,349
Class A Common Equity owned by GWG Holdings, Inc. as a % of Total Class A Common Equity Units						17.58%
Equity Earnings (Loss) for GWG from Class A Common Equity						$1,680,073

Notes to unaudited pro forma condensed consolidated statement of operations of Beneficient for the year ended December 31, 2017

(a)	Pro forma interest income adjustments assume financings occurred on January 1, 2017, in the amount of $508,730,686. At September 1, 2017, additional net financings are assumed of $32,158,792 for total financings of $540,889,478. At January 1, 2018, additional net financings are assumed of $24,124,109 for total financings of $565,013,587. Pro forma interest income assumes a 14% interest rate is charged on the average beginning and ending loan balances for the respective periods. The pro forma interest income adjustments for the twelve months ended December 31, 2017 were $56,402,332. All other interest income accrued for the twelve months ended December 31, 2017 are actual amounts.

(b)	Dividend income of $93,985 is eliminated for the eight months ended August 31, 2017 as such amount related to discontinued operations.

(c)	Pro forma interest expense adjustment totaling $33,726,011 is assumed for the year ended December 31, 2017, consisting of: 1) a pro forma interest expense adjustment of $10,000,000, calculated using the 5.0% rate defined in the Commercial Loan Agreement entered into on August 10, 2018, 2) a pro forma interest expense adjustment of $20,201,011, calculated using the 12.4% rate defined in the Exchangeable Note entered into on August 10, 2018, and 3) a pro forma interest expense adjustment of $3,525,000 is assumed for the eight months ended August 31, 2017, giving pro forma interest expense impact to the $141,000,000 pro forma liability amount of notes/loans as of January 1, 2017 to reflect the refinancing of existing debt held by The Beneficient Company Group, L.P. As of September 1, 2017, Beneficient Capital Company, L.L.C. entered into a credit agreement with HCLP Nominees, L.L.C. and all pre-existing debt was refinanced. The pro forma adjustment is calculated using 3.75% of the average outstanding debt at the beginning and end of the period.

(d)	Pro forma allowance for loan losses adjustment is $1,148,528 for the eight months ended August 31, 2017. The allowance for loan losses from September 1, 2017 are actual amounts.

(e)	Third party administration revenues are amounts charged to affiliate entities. These service fees are no longer charged beginning September 1, 2017 and therefore are eliminated as a pro forma adjustment. Third party administration revenues include $1,222,497 for the eight months ended August 31, 2017.

(f)	Pro forma trust service revenues adjustments assume financings occurred on January 1, 2017 with the underlying collateral net asset value (“NAV”) totaling $661,987,904. At September 1, 2017, additional net financings are assumed with increases to the collateral NAV of $41,764,664 for total NAV of $703,752,568. At January 1, 2018, additional net financings are assumed with increases to the collateral NAV of $30,031,311 for total NAV of $733,783,879. Pro forma trust service fees assume 2.8% on the average beginning and ending NAV for the respective periods. The pro forma trust service fee adjustments for the twelve months ended December 31, 2017 were $14,979,425. All other trust service fees accrued for the twelve months ended December 31, 2017 are actual amounts.

(g)	Other expenses include a pro forma adjustment for amortization of certain intangibles. Amortization expense adjustments are $6,446,988 for the year ended December 31, 2017.

(h)	Non-interest expenses include a pro forma adjustment to eliminate $2,034,120 of Beneficient’s transaction costs in connection with the Formation Transactions and the change-of-control event for BMLLC resulting in Beneficient applying pushdown accounting.

(i)	Non-interest expenses include a pro forma adjustment to eliminate $260,544 of Beneficient’s transaction costs in connection with the execution of the Master Agreement.

(j)

In connection with the Transaction, Beneficient has provided to GWG a non-binding letter of intent to amend the governing documents to implement a limit on the quarterly preferred return to be paid to NPC-A unitholders, subject to certain conditions, including consent of all NPC-A unitholders and the Final Closing under the Master Agreement. The limitation would be based on the annualized sum of: (1) total interest, fee, and dividend income and (2) total non-interest revenues (“Total Revenue”) and would be assessed on a quarter-by-quarter basis. The lowest limitation of 1% would be applied at an annualized Total Revenue less than or equal to $80 million, and the limitation increases by 1% based on certain bands, up to 5% for annualized Total Revenue less than or equal to $140 million, at which point the limitation would be lifted. The assumed rate for the period presented based on the application of this limitation is 2%.  The actual rate for such period, without giving effect to this limitation, was 7.8%.

1b) Pro forma adjustment for interest income on $200 million Commercial Loan with Beneficient under the Commercial Loan Agreement entered into August 10, 2018. The Commercial Loan has an annual interest rate of 5.0%.

1c) Pro forma adjustment for interest income on $162.9 million Exchangeable Note with Beneficient issued in the Initial Transfer. The Exchangeable Note has an annual interest rate of 12.4%.

1d) Pro forma adjustment for interest expense on $403.2 million L Bonds issued to Seller Trusts in connection with GWG’s investment in Beneficient. The Seller Trust L Bonds have an annual interest rate of 7.5%

1e) Effects of investment transactions reflected at GWG’s gross tax rate of 40.47% for 2017. For clarity of presentation, GWG did not attempt to reflect the potential pro forma impact of a corresponding valuation allowance adjustment.